                 THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                             William G. Morton, Jr.
CHAIRMAN OF THE BOARD                       DIRECTOR
OF DIRECTORS
                                            Stefanie V. Chang
Michael F. Klein                            VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                            Harold J. Schaaff, Jr.
Peter J. Chase                              VICE PRESIDENT
DIRECTOR
                                            Joseph P. Stadler
John W. Croghan                             VICE PRESIDENT
DIRECTOR
                                            Valerie Y. Lewis
David B. Gill                               SECRETARY
DIRECTOR
                                            Joanna M. Haigney
Graham E. Jones                             TREASURER
DIRECTOR
                                            Belinda A. Brady
John A. Levin                               ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------

U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------
                                         THE
                                       PAKISTAN
                                      INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------


                                    ANNUAL REPORT
                                  DECEMBER 31, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 26.32% compared to 26.13% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through December 31, 1997, the Fund had a total return, based on net asset value per share, of -57.11% compared with -36.05% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $4 7/8 representing an 18.8% discount to the Fund's net asset value per share.

The Fund's outperformance in 1997 relative to the Index is attributable to several factors. First, after undergoing an aggressive restructuring in 1996, the Fund became more liquid as well as significantly skewed towards large cap blue chips. Second, a relatively more active management stance was adopted to take advantage of changing economic and regulatory developments as well as stock market dynamics. For instance, on December 31, 1996, the top four holdings were Fauji Fertilizer (14.0%), Pakistan State Oil (12.8%), Hub Power (12.0%) and Pak Telecom (11.8%). On December 31, 1997, Hub Power was 19.5%, Pak Telecom 12.0%, Pakistan State Oil 11.3% and Lever Brothers (Pak) was 8.3%. Significant changes in 1997 included reducing overall exposure to the fertilizer and natural gas sectors as the outlook for both deteriorated in the first half of 1997 while increasing exposure to banking, textile and food sectors in view of a potential economic recovery in the medium term. Further, as political developments took an adverse turn with the constitutional crisis in October 1997 the Fund increased its cash position to 5% by year end.

With the Asian currency crisis turning into a full blown economic downturn, we believe that the Pakistan market will remain under pressure for the near term. The larger than usual cash position thus allows flexibility to gain exposure at attractive levels in quality stocks which potentially have significant long term value and growth prospects. Over the medium term, other than the usual top-line blue chips, we will be looking to increase our already overweight position in Muslim Commercial Bank, the largest private sector bank due to its ongoing restructuring program, as well as Nishat Mills, the textile blue chip which is consolidating its diverse businesses and benefiting already from the weak rupee through its exports. Lever Brothers, the Unilever subsidiary will also remain a significant overweight at 8% of the Fund due to its unique potential as the only Pakistani company able to fully tap into the vast consumption potential of the country's growing middle class.

Finally, current prices of both Fauji Fertilizer and Engro Chemicals now appear to fully reflect the deterioration in sector fundamentals that occurred in the second quarter of 1997. If the recent pick up in fertilizer demand flows through rest of 1998, both companies could show positive earnings surprise for fiscal years 1998 and 1999. We would be looking to increase our underweight position in the sector for 1998.

In 1997, the Pakistan market was the top performer in Asia showing a year-on-year gain of 25% in U.S. dollar terms. The first re-rating occurred in February 1997 when Nawaz Sharif's PML(N) and allied parties won a landslide victory in elections and promised to introduce sweeping economic reforms. After launching a series of supply side policy initiatives, the June 1997 budget further slashed import tariffs and corporate tax rates. This caused a second upward re-rating in the third quarter of 1997. Then came the Asian currency crisis and the market steadily lost its gains. However, a closed capital account and partial convertibility of the rupee helped Pakistan, like India, avoid speculative attacks on the currency. In fact, the sub-continent acted as a value protector at a time when most Asian markets saw the gains of the last few years partially or fully destroyed.

For 1998, we believe that the Pakistan market, despite its high volatility, still offers the potential of good returns when compared to many South East Asian markets. Overall country risk now figures very prominently in emerging market investors' asset allocation process. Some of the key factors useful in determining country risk include the following: foreign exchange reserve volatility and default risk, devaluation risk, banking system risk, current account deterioration risk and fiscal imbalance risk.

Pakistan's current risk profile shows weakness in some areas while in others it fares decidedly better than most South East Asian countries. The domestic banking system is on the mend. Bank loan to GDP ratio and loan to deposit ratios in Pakistan are the lowest in Asia while unhedged U.S. dollar liabilities are negligible. Most private sector listed banks meet BIS capital adequacy guidelines and the present central bank driven loan recovery drive is likely to reduce non-performing loans over the next two years. While the fiscal deficit risk remains, public sector austerity has put a cap on further growth. Government bank borrowing has, in fact, remained well below the IMF agreed limit. Tax revenue shortfalls in the first six months of the current fiscal year suggest that the budget deficit target may not be met. However, the sharp fall in international petroleum prices has allowed the government to reap a huge windfall as domestic prices remained pegged to July 1997 levels. This has mitigated the effects of lower tax collection. We believe that the IMF, while looking unfavorably at this slippage, is likely to accept it in view of the fact that the rates of tariffs and taxes have been reduced while below target industrial growth has negatively affected tax collection in the first six months.

We also believe that a major devaluation is not in the cards over the next six months. Pakistan has seen annual devaluation of 10-14% over the last three years and in the first half of 1998 the rupee has already been devalued by around 9%. For the balance of the current fiscal year ending in June 1998 we do not expect a devaluation of more than 8-10%. This pales in significance to the situation in most Asian countries which have seen 40-50% fall in their currencies in the last few months and bottom is still not visible. Furthermore, with inflation likely to fall below 10% for the first time in three years, we feel that the case for a massive devaluation is weak.

A key area of concern, however, remains the continued weakness of the external sector. While there are clear signs of improvement during the past six months, the structural imbalance between exports and imports is large and will require a concerted long term strategy to rectify. The negative trade balance has significantly narrowed in the first half of 1997/98 on the back of 7% growth in exports and a 5% decline in imports. However, the large short term commercial bank borrowings of the last two years means that U.S. dollar repayments are likely to continue keeping reserves under pressure. While we believe that there is no near term danger of default, we also feel that over the next 12-18 months Pakistan could ask the IMF, World Bank and Aid to Pakistan consortium to increase long term funding to help swap the shorter term obligations. However, any such request would only be looked upon favorably if concrete progress on economic reforms becomes manifest over the coming months.

On the economic front, recovery has been delayed. The government was relying heavily on agriculture to boost GDP growth in Fiscal Year 1997/98 and was expecting the private sector to respond strongly to supply side incentives.
Both areas have performed below expectations. Cotton output was hit due to untimely rains and has dented the forecast for agricultural growth. Industrial production remained flat due to several reasons. Greater accountability and stricter central bank audit forced banks to become careful in credit extension. Second, the demand for loans itself has hit historical lows as the full impact of recession was felt by businesses in the first six months of Fiscal Year 1997/98. As such, most expansion and growth plans have been pushed forward 6-8
months by the corporate sector.   Tight operating margins and slow top line
growth has meant that corporate sector earnings for Fiscal Year 1997/98 are likely to come out at 15-18% as against original consensus forecasts of 25-30%. While this means that economic recovery will be delayed into the next fiscal year, the positive aspect is that falling domestic inflation and interest rates, coupled with moderate raw materials prices caused by the global disinflation is likely to benefit corporate margins going forward. As such, we believe that the medium term outlook for the domestic economy is generally positive.

As far as politics is concerned, the PML (N) and, particularly Prime Minister Nawaz Sharif, appears to have fully consolidated power in his hands. Both the judiciary and the president are now of his choosing, by and large. While this should lead to political stability, it also raises the questions of excessive power concentrated in the office of the Prime Minister and the potential of its unchecked use.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Landon Thomas

Landon Thomas
PORTFOLIO MANAGER

January 1998

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                  TOTAL RETURN (%)
INFORMATION               -----------------------------------------------------------------------------------------
                              MARKET VALUE (1)             NET ASSET VALUE (2)                     INDEX (3)
                          -----------------------        ------------------------           -----------------------
                                          AVERAGE                         AVERAGE                           AVERAGE
                          CUMULATIVE       ANNUAL        CUMULATIVE        ANNUAL           CUMULATIVE       ANNUAL
                          ----------      -------        ----------       -------           ----------      -------
       One Year              -4.63%        -4.63%           26.32%         26.32%             26.13%         26.13%
       Since Inception*     -65.21        -23.13           -57.11         -19.01             -36.05         -10.55

Past performance is not predictive of future performance.
-------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                      YEARS ENDED DECEMBER 31:
                                             1993*          1994         1995            1996           1997
                                            ------        -------     --------         --------       --------
     Net Asset Value Per Share . . . . .    $14.03        $ 11.42     $   6.57         $   4.77       $   6.01
     Market Value Per Share  . . . . . .    $15.50        $  9.00     $   5.25         $   5.13       $   4.88
     Premium/(Discount). . . . . . . . .     10.5%         -21.2%       -20.1%             7.5%         -18.8%
     Income Dividends. . . . . . . . . .         -        $  0.03     $   0.00#               -       $   0.01
     Capital Gains Distributions . . . .         -              -         0.00#               -              -
     Fund Total Return (2) . . . . . . .     -0.50%       -18.36%       -42.43%          -27.40%         26.32%
     Index Total Return (3). . . . . . .       N/A         -8.51%       -31.14%          -19.46%         26.13%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
 *   The Fund commenced operations on December 27, 1993.
 #   Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of December 31, 1997
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

                           Equity Securities        94.5%
                           Short-Term Investments    5.5%

--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                       [CHART]

                         Automobiles                   1.8%
                         Banking                      11.4%
                         Chemicals                    10.0%
                         Energy Sources               15.1%
                         Forest Products & Paper       1.5%
                         Health & Personal Care        8.3%
                         Insurance                     1.3%
                         Telecommunications           12.0%
                         Textiles & Apparel            6.6%
                         Utilities Electric & Gas     24.7%
                         Other                         7.3%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                             PERCENT OF
                                             NET ASSETS
                                             ----------
 1.  Hub Power Co.                              19.5%
 2.  Pakistan Telecommunications Corp.          12.0
 3.  Pakistan State Oil Co., Ltd.               11.3
 4.  Lever Brothers                              8.3
 5.  Fauji Fertilizer Co. Ltd.                   7.5
 6.  Muslim Commercial Bank Ltd.                 6.4
 7.  Nishat Mills Ltd.                           4.4
 8.  Sui Northern Gas Co.                        2.8
 9.  Faysal Bank Ltd.                            2.7
10.  Shell Pakistan Ltd.                         2.6
                                                ---
                                                77.5%
                                                ----
                                                ----

*Excludes short-term investments.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

DECEMBER 31, 1997

                                                                          VALUE
                                                SHARES                    (000)
-------------------------------------------------------------------------------
PAKISTANI COMMON STOCKS (93.4%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AUTOMOBILES (1.8%)
    Pak Suzuki Motor Co., Ltd.                1,579,000          U.S.$    1,256
                                                                ---------------
-------------------------------------------------------------------------------
BANKING (11.4%)
(a) Askari Bank                               2,389,137                   1,588
    Faysal Bank Ltd.                          3,510,650                   1,911
(a) Muslim Commercial Bank Ltd.               4,968,270                   4,459
                                                                ---------------
                                                                          7,958
                                                                ---------------
-------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.0%)
(a) Dandot Cement Co. (Rights)                       62                        @
                                                                ---------------
-------------------------------------------------------------------------------
CHEMICALS (10.0%)
    Engro Chemicals Ltd.                        664,748                   1,724
    Fauji Fertilizer Co. Ltd.                 2,749,000                   5,263
                                                                ---------------
                                                                          6,987
                                                                ---------------
-------------------------------------------------------------------------------
ENERGY SOURCES (15.1%)
    Pakistan Oilfields Ltd.                     471,462                     857
    Pakistan State Oil Co., Ltd.                925,900                   7,880
    Shell Pakistan Ltd.                         224,200                   1,433
(a) Shell Pakistan Ltd. (Rights)                112,100                     359
                                                                ---------------
                                                                         10,529
                                                                ---------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.7%)
    Orix Leasing                                520,090                     520
(a) Trust Modaraba Ltd.                             180                        @
                                                                ---------------
                                                                            520
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.5%)
    Century Paper & Board                       388,000                     132
(a) Packages Ltd.                               689,062                     908
                                                                ---------------
                                                                          1,040
                                                                ---------------
-------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (8.3%)
    Lever Brothers                              187,680                   5,822
                                                                ---------------
-------------------------------------------------------------------------------
INSURANCE (1.3%)
    Adamjee Insurance Co., Ltd.                 473,165                     931
                                                                ---------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (12.0%)
    Pakistan Telecommunications
     Corp. 'A'                               11,088,600                   8,378
                                                                ---------------
-------------------------------------------------------------------------------
TEXTILES & APPAREL (6.6%)
    Artistic Denim Mills Ltd.                 1,250,000                     313
(a) Crescent Textile Mills Ltd.               1,262,184                     344
(a) Gadoon Textile Mills                        670,000                     430
(a) Ibrahim Fibre Ltd.                        3,000,000                     443
(a) Nishat Mills Ltd.                         9,157,911                   3,038
(a) Saif Textiles                                   100                        @
                                                                ---------------
                                                                          4,568
                                                                ---------------
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (24.7%)
(a) Hub Power Co.                            10,431,000          U.S.$   13,582
(a) Nishat Tek Ltd. (Rights)                         17                        @
(a) Sui Northern Gas Co.                      3,197,192                   1,955
(a) Sui Southern Gas Co.                      2,988,692                   1,674
                                                                ---------------
                                                                         17,211
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL PAKISTANI COMMON STOCKS
    (Cost U.S.$78,842)                                                   65,200
                                                                ---------------
-------------------------------------------------------------------------------

                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
    Chase Securities, Inc., 5.95%,
      dated 12/31/97, due 1/2/98,
      to be repurchased at U.S.$2,668,
      collateralized by U.S.$2,695,
      United States Treasury Notes, 5.625%,
      due 2/15/06, valued at U.S.$2,723
    (Cost U.S.$2,667)                       U.S.$ 2,667                   2,667
                                                                ---------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
    CUSTODIAN (1.7%)
    Pakistani Rupee
    (Cost U.S.$1,157)                       PKR  50,935                   1,157
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
    (Cost U.S.$82,666)                                                   69,024
                                                                ---------------
-------------------------------------------------------------------------------
OTHER ASSETS (2.5%)
    Receivable for Investments Sold         U.S.$ 1,173
    Dividends Receivable                            527
    Deferred Organization Costs                      17
    Other Assets                                     35                   1,752
                                            -----------         ---------------
-------------------------------------------------------------------------------
LIABILITIES (-1.4%)
    Payable For:
      Investments Purchased                        (625)
      Dividends Declared                           (130)
      U.S. Investment Advisory Fees                 (58)
      Professional Fees                             (51)
      Custodian Fees                                (42)
      Director's Fees and Expenses                  (32)
      Shareholder Reporting Expenses                (27)
      Pakistani Investment Advisory Fees            (22)
      Administrative Fees                           (13)
    Other Liabilities                                (5)                 (1,005)
                                            -----------         ---------------
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
NET ASSETS (100.0%)
   Applicable to 11,604,792, issued
     and outstanding U.S.$0.01 par
     value shares (100,000,000 shares
     authorized)                                                U.S.$    69,771
                                                                ---------------
                                                                ---------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$      6.01
                                                                ---------------
                                                                ---------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS
CONSISTED OF:
   Common Stock                                                 U.S.$       116
   Capital Surplus                                                      163,018
   Undistributed Net Investment
     Income                                                                  76
   Accumulated Net Realized Loss                                        (79,796)
   Unrealized Depreciation on
     Investments and Foreign
     Currency Translations                                              (13,643)
-------------------------------------------------------------------------------
NET ASSETS                                                      U.S.$    69,771
                                                                ---------------
                                                                ---------------
-------------------------------------------------------------------------------

   (a) - Non-income producing
    @  - Value is less than U.S.$500.
         December 31, 1997 exchange rate -- Pakistani Rupee (PKR) 44.006 - U.S.$1.00.


  The accompanying notes are an integral part of these financial statements.

                                                                                               YEAR ENDED
                                                                                           DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                          (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . U.S.$       2,306
     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                33
     Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (332)
------------------------------------------------------------------------------------------------------------
       Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,007
------------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               699
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               250
     Pakistani Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . .               210
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               150
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                88
     Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .                47
     Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                38
     Amortization of Organization Costs  . . . . . . . . . . . . . . . . . . . . . . . . .                17
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                16
     Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                62
------------------------------------------------------------------------------------------------------------
       Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,577
------------------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               430
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (11,187)
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (225)
------------------------------------------------------------------------------------------------------------
       Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (11,412)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            25,432
     Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . .                52
------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . . . . . . .            25,484
------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . .            14,072
------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . U.S.$      14,502
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                           YEAR ENDED         YEAR ENDED
                                                                       DECEMBER 31, 1997   DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                            (000)               (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income (Loss). . . . . . . . . . . . . . . .        U.S.$     430       U.S.$       (465)
     Net Realized Loss . . . . . . . . . . . . . . . . . . . . .              (11,412)               (47,272)
     Change in Unrealized Appreciation/Depreciation. . . . . . .               25,484                 26,917
------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations . . . . . . . . . . . . . . . . . . . . .               14,502                (20,820)
------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income . . . . . . . . . . . . . . . . . . .                 (130)
------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . . . . . . .                 (130)
------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) . . . . . . . . . . . . . . . . .               14,372                (20,820)
Net Assets:
     Beginning of Period . . . . . . . . . . . . . . . . . . . .               55,399                 76,219
------------------------------------------------------------------------------------------------------------
     End of Period (including undistributed net investment
       income (loss) of U.S.$76 and U.S.$(36), respectively) . .        U.S.$  69,771       U.S.$     55,399
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


  The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                 DECEMBER 27,
SELECTED PER SHARE DATA AND                                                                                        1993* TO
RATIOS:                                                    1997           1996          1995          1994     DECEMBER 31, 1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . .    U.S.$  4.77    U.S.$  6.57    U.S.$ 11.42    U.S.$ 14.03   U.S.$     14.10
--------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . .              -              -              -          (0.01)            (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . . . . .           0.04          (0.04)         (0.02)          0.02             (0.00)#
Net Realized and Unrealized Gain
   (Loss) on Investments . . . . . . . . . . . . .           1.21          (1.76)         (4.83)         (2.78)                -
--------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations . . . . . .           1.25          (1.80)         (4.85)         (2.76)                -
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . .          (0.01)             -          (0.00)#        (0.02)                -
   In Excess of Net Investment Income. . . . . . .              -              -          (0.00)#        (0.01)                -
   Net Realized Gain . . . . . . . . . . . . . . .              -              -          (0.00)#            -                 -
--------------------------------------------------------------------------------------------------------------------------------
      Total Distributions. . . . . . . . . . . . .          (0.01)             -          (0.00)#        (0.03)                -
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value due to Shares
   Issued through Rights Offering  . . . . . . . .              -              -              -           0.19                 -
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . .    U.S.$  6.01    U.S.$  4.77    U.S.$  6.57    U.S.$ 11.42   U.S.$     14.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . . .    U.S.$  4.88    U.S.$  5.13    U.S.$  5.25    U.S.$  9.00   U.S.$     15.50
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . . . . . . . . . . . .          (4.63)%        (2.38)%       (41.63)%       (41.76)%            9.93%
   Net Asset Value (1) . . . . . . . . . . . . . .          26.32%        (27.40)%       (42.43)%       (18.36)%           (0.50)%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . . . .   U.S.$ 69,771   U.S.$ 55,399   U.S.$ 76,219   U.S.$132,483   U.S.$   177,410
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . . . .           2.25%          2.30%          2.20%          1.93%             2.51%**
Ratio of Net Investment Income to
   Average Net Assets. . . . . . . . . . . . . . .           0.61%         (0.63)%        (0.36)%         0.15%             0.41%**
Portfolio Turnover Rate. . . . . . . . . . . . . .             31%            28%            15%             2%                0%
Average Commission Rate (2):
   Per Share . . . . . . . . . . . . . . . . . . .   U.S. $0.0072   U.S. $0.0077            N/A            N/A               N/A
   As a Percentage of Trade Amount . . . . . . . .           0.84%          1.02%           N/A            N/A               N/A
---------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations
**    Annualized
#     Amount is less than U.S.$0.01 per share.

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded. Pakistan currently has exempted from capital gains tax, most capital gains realized on sales of equity securities quoted on any Pakistani exchange. While this exemption is applicable through 1998, there is no assurance that it will not be revoked in the future.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end Pakistan exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into
     forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trad-ing market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of .30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1997, international custodian fees totaled $238,000 of which $41,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31,1997, the Fund has incurred interest expense of $5,000 on balances with the International Custodian.

F. During the year ended December 31, 1997, the Fund made purchases and sales totaling $20,285,000 and $44,677,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1997, the U.S. Federal income tax cost basis of securities was $81,611,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $13,744,000, of which $9,528,000 related to appreciated securities and $23,272,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $78,656,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004 and $10,411,000 will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $50,000 and post-October capital losses of $1,037,000.

G. In connection with its organization and initial public offering of shares, the Fund incurred $89,000 of organization costs. The organization costs are being amortized on a straight line basis over a five year period beginning December 27, 1993, the date the Fund commenced operations.

H. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $26,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During December 1997, the Board declared a distribution of $0.01 per share, derived from net investment income, payable on January 9, 1998, to shareholders of record on December 31, 1997.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund expects to pass through to shareholders foreign tax credits of approximately $332,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $2,339,000.

REPORT OF INDEPENDENT ACCOUTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Pakistan Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Pakistan Investment Fund, Inc. (the Fund's) at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 27, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company ("the Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              The Pakistan Investment Fund, Inc.
                              American Stock Transfer & Trust Company
                              Dividend Reinvestment and Cash Purchase Plan
                              40 Wall Street
                              New York, NY 10005
                              1-800-278-4353